EXHIBIT 10.3

AMENDMENT NO. 2

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Agreement”) is being executed and delivered as of January 27, 2003 by and among Stericycle, Inc., a Delaware corporation (the “Borrower”), each of the Subsidiary Guarantors named as signatories hereto, the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as representative of the Lenders (in such capacity, the “Administrative Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement as defined below.

WITNESSETH:

WHEREAS, the Borrower, the Lenders, the Administrative Agent, Credit Suisse First Boston, as the Co-Syndication Agent, UBS Warburg, LLC, as the Co-Syndication Agent, and Fleet National Bank, as the Documentation Agent, have entered into that certain Amended and Restated Credit Agreement dated as of October 5, 2001, as amended by Amendment No. 1 to Amended and Restated Credit Agreement dated as of June 28, 2002 (the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, (i) the Borrower has executed and delivered a certain Security and Pledge Agreement and other Loan Documents pursuant to which it has granted liens and security interests in substantially all of its properties as security for its obligations with respect to the Credit Agreement and (ii) the Subsidiary Guarantors have each executed and delivered in favor of the Administrative Agent and the Lenders, a certain Subsidiary Guaranty, Security and Pledge Agreement and certain other Loan Documents pursuant to which the Subsidiary Guarantors have guaranteed the Borrower’s obligations under the Credit Agreement and the Subsidiary Guarantors have granted liens and security interests in substantially all of their properties as security for obligations with respect to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders, and subject to the terms and conditions set forth herein, the Lenders have agreed to, amend the Credit Agreement to, among other things, reclassify $51,000,000 of the outstanding Revolving Loans as Term A Loans, revise the amortization schedules for the Term A Loan and Term B Loan, extend the final maturity dates for all Loans, and increase the aggregate amount of consideration permitted to be paid by the Borrower with respect to Permitted Acquisitions; and

WHEREAS, in connection with such reclassification and amendments (i) certain Lenders have agreed to sell and assign a certain portion of their outstanding Loans to certain of the other Lenders and (ii) certain Lenders have agreed to reallocate their respective Commitments and interests in the existing Loans;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1. Amendment. Subject to the satisfaction of each of the conditions set forth in Paragraph 2 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, section and schedule references used herein shall mean and refer to sections and schedules of the Credit Agreement):

(a) Section 1.1 is amended to:

(i) insert in appropriate alphabetical order the following definitions:

“ ‘Amendment No. 2’ means that certain Amendment No. 2 to Amended and Restated Credit Agreement dated January 27, 2003 among the Borrower, the Subsidiary Guarantors signatories thereto, the Lenders and the Administrative Agent.”

“ ‘Amendment No. 2 Effective Date’ means the date on which the Administrative Agent has received each of items set forth in Paragraph 2 of Amendment No. 2.”

“ ‘Amendment No. 2 Purchasing Lender’ means each Lender listed on Schedule III attached hereto [omitted] with respect to which a positive amount is set forth beside its name in such schedule under any heading designated therein as ‘Change in Outstandings’.”

“ ‘Amendment No. 2 Selling Lender’ means each Lender listed on Schedule III attached hereto [omitted] with respect to which a negative amount is set forth beside its name in such schedule under any heading designated therein as ‘Change in Outstandings’.”

“ ‘Increase Effective Date’ has the meaning assigned to such term in Section 2.8.”

(ii) delete in their entirety the definitions of “Amendment No. 1 Purchasing Lender”, “Amendment No. 1 Selling Lender” and “Resulting Lender”.

(iii) delete in its entirety from the definition of “Applicable Commitment Fee” the pricing matrix contained therein and to replace such pricing matrix with the following:

Leverage Ratio	Applicable Commitment Fee
greater than 2.50:1.00	0.35%
greater than 2.00:1.00 and less than or equal to 2.50:1.00	0.30%

less than or equal to 2.00:1.00	0.25	%”

(iv) delete in its entirety clause (b) of the definition of “Applicable Margin” and to replace the following therefor:

“(b) with respect to Loans other than Term B Loans, at all times from the earlier of the date upon which either the Compliance Certificate pursuant to clause (c) of Section 7.1.1 or a Pricing Certificate is delivered, with respect to the unpaid principal amount of each Swing Line Loan (which shall be borrowed and maintained only as a Base Rate Loan), Revolving Loan and Term A Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled “Applicable Margin for Base Rate Loans”, in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled “Applicable Margin for LIBO Rate Loans”, in the case of such Loans made or maintained as LIBO Rate Loans:

Leverage Ratio	Applicable Margin For Base Rate Loans	Applicable Margin for LIBO Rate Loans
greater than 2.50:1.00	0.25%	1.75%
greater than 2.00:1.00 and less than or equal to 2.50:1.00	0.00%	1.50%
less than or equal to 2.00:1.00	0.00%	1.25%”

(v) delete in its entirety clause (c) of the definition of “Applicable Margin” and to replace the following therefor:

“(c) with respect to Term B Loans, at all times from the earlier of the date upon which either the Compliance Certificate pursuant to clause (c) of Section 7.1.1 or a Pricing Certificate is delivered, with respect to the unpaid principal amount of each Term B Loan, the rate determined by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled “Applicable Margin for Base Rate Loans”, in the case of such Loans made or maintained as Base Rate Loans, or by reference to the applicable Leverage Ratio and at the applicable percentage per annum set forth below under the column entitled “Applicable Margin for LIBO Rate Loans”, in the case of such Loans made or maintained as LIBO Rate Loans:

Leverage Ratio	Applicable Margin For Base Rate Loans	Applicable Margin for LIBO Rate Loans
greater than 2.00:1.00	1.00%	2.50%
less than or equal to 2.00:1.00	0.75%	2.25%

(vi) delete in its entirety the definition of “Commitment Amount” and to replace the following therefor:

“ ‘Commitment Amount’ means, as the context may require, the Revolving Loan Commitment Amount, the Letter of Credit Commitment Amount or the Swing Line Loan Commitment Amount.”

(vii) delete from the definition of “Letter of Credit Commitment Amount” the reference to the dollar amount “$10,000,000” contained therein and to replace such dollar amount with “$20,000,000”.

(viii) delete from clause (d) of the definition of “Permitted Acquisition” the dollar amount “$35,000,000” contained therein and to replace such dollar amount with “$50,000,000”.

(ix) insert in clause (d) of the definition of “Permitted Acquisition” the clause “, net of the amount of cash acquired in such Acquisition,” immediately following the reference to “Acquisition)” in the sixth line of such clause.

(x) delete in its entirety the definition of “Revolving Loan Commitment” and to replace the following therefor:

“ ‘Revolving Loan Commitment’ means, relative to any Lender, such Lender’s obligation, if any, to (i) purchase outstanding ‘Loans’ under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, its agreement hereunder to amend and restate the terms governing such ‘Loans’, (ii) purchase ‘Loans’ pursuant to the terms of Section 10.11.3 and (iii) make Revolving Loans pursuant to clause (a) of Section 2.1.1, as such obligation may be modified pursuant to Section 2.8.”

(xi) delete in its entirety the definition of “Revolving Loan Commitment Amount” and to replace the following therefor:

“ ‘Revolving Loan Commitment Amount’ means, on any date, $105,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 and as such amount may be increased from time to time in accordance with Section 2.8”.

(xii) delete from clause (b) the definition of “Revolving Loan Commitment Termination Date” the reference to “September 30, 2006” and to replace such date with “September 30, 2007”.

(xiii) delete in its entirety the definition of “RL Percentage” and to replace the following therefor:

“ ‘RL Percentage’ means, relative to any Lender, the applicable percentage relating to Revolving Loans set forth on Schedule III hereto [omitted] below the heading ‘Revolver Commitment as of the Amendment No. 2 Effective Date’ or set forth in a Lender Assignment Agreement under the Revolving Loan Commitment column, as such percentage may be adjusted from time to time pursuant to (i) Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1 or (ii) the terms of Section 10.11.3 or Section 2.8. A Lender shall not have any Revolving Loan Commitment if its percentage under the Revolving Loan Commitment column is zero.”

(xiv) delete from clause (a) of the definition of “Stated Maturity Date” the reference to the date “September 30, 2006” and to replace such date with “September 30, 2007”.

(xv) delete from clause (b) of the definition of “Stated Maturity Date” the reference to the date “September 30, 2007” and to replace such date with “September 30, 2008”.

(xvi) delete from clause (c) of the definition of “Stated Maturity Date” the reference to the date “September 30, 2006” and to replace such date with “September 30, 2007”.

(xvii) delete in its entirety the definition of “Term A Loan Commitment” and to replace the following therefor:

“ ‘Term A Loan Commitment’ means, relative to any Lender, such Lender’s obligation, if any, to (i) purchase outstanding ‘Loans’ under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, its agreement hereunder to amend and restate the terms governing such ‘Loans’ pursuant to Section 2.1.3, (ii) purchase ‘Loans’ pursuant to the terms of Section 10.11.3 and (iii) make incremental Term A Loans pursuant to the terms of Section 2.8.”

(xviii) delete in its entirety the definition of “Term A Loan Commitment Amount” and to replace the following therefor:

“ ‘Term A Loan Commitment Amount’ means (i) on and after the Amendment No. 2 Effective Date, until such time as any increase to the Term A Commitment is made pursuant to Section 2.8, $112,571,699.99 and (ii) on and after any date on which any increase to the Term A Commitment is made pursuant to Section 2.8, the sum of (y) $112,571,699.99 plus (z) the amount of all increases, if any, to the Term A Loan Commitment pursuant to Section 2.8.”

(xix) delete in its entirety the definition of “Term A Percentage” and to replace the following therefor:

“ ‘Term A Percentage’ means, relative to any Lender, the applicable percentage relating to Term A Loans set forth on Schedule III hereto [omitted] under the heading ‘Term A Outstandings as of the Amendment No. 2 Effective Date’ or set forth in a Lender Assignment Agreement under the Term A Loan Commitment column, as such percentage may be adjusted from time to time pursuant to (i) Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1 or (ii) the terms of Section 10.11.3 or Section 2.8. A Lender shall not have any Term A Loan Commitment if its percentage under the Term A Loan Commitment column is zero.”

(xx) delete in its entirety the definition of “Term B Loan Commitment” and to replace the following therefor:

“ ‘Term B Loan Commitment’ means, relative to any Lender, such Lender’s obligation, if any, to (i) purchase outstanding ‘Loans’ under and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, its agreement hereunder to amend and restate the terms governing such ‘Loans’ pursuant to Section 2.1.4, (ii) purchase ‘Loans’ pursuant to the terms of Section 10.11.3 and (iii) make incremental Term B Loans pursuant to the terms of Section 2.8.”

(xxi) delete in its entirety the definition of “Term B Loan Commitment Amount” and to replace the following therefor:

“ ‘Term B Loan Commitment Amount’ means (i) on and after the Amendment No. 2 Effective Date, until such time as any increase to the Term B Commitment is made pursuant to Section 2.8, $47,240,800.05 and (ii) on and after any date on which any increase to the Term B Commitment is made pursuant to Section 2.8, the sum of (y) $47,240,800.05 plus (z) the amount of all increases, if any, to the Term B Loan Commitment pursuant to Section 2.8.”

(xxii) delete in its entirety the definition of “Term B Percentage” and to replace the following therefor:

“ ‘Term B Percentage’ means, relative to any Lender, the applicable percentage relating to Term B Loans set forth on Schedule III hereto [omitted] under the heading ‘Term B Outstanding as of 1/27/03’ or set forth in a Lender Assignment Agreement under the Term B Loan Commitment column, as such percentage may be adjusted from time to time pursuant to (i) Lender Assignment Agreements executed by such Lender and its Assignee Lender and delivered pursuant to Section 10.11.1 or (ii) the terms of Section 2.8 or Section 10.11.3. A

Lender shall not have any Term B Loan Commitment if its percentage under the Term B Loan Commitment column is zero.”

(b) Clause (a) of Section 2.1.1 is deleted in its entirety and the following is replaced therefor:

“(a) each Lender that has a Revolving Loan Commitment (referred to as a ‘Revolving Loan Lender’) agrees that it will make loans (relative to such Lender, together with all ‘Loans’ owing to such Lender on the Closing Date pursuant to and as defined in the Original Credit Agreement and designated to be converted into or continued as Revolving Loans hereunder pursuant to the Master Assignment Agreement, if any, and together with any Loans made by such Lender in connection with the Borrower’s exercise of a Revolving Loan Commitment increase pursuant to the terms of Section 2.8, if any, being its ‘Revolving Loans’) to the Borrower equal to such Lender’s RL Percentage of the aggregate amount of each Borrowing of the Revolving Loans requested by the Borrower to be made on such day; and”

(c) Section 2.1.3 is deleted in its entirety and the following is replaced therefor:

“Section 2.1.3 Term A Loan Commitment. Upon the satisfaction of each of the conditions set forth in Section 5.1, all ‘Loans’ owing to the Lenders on the Closing Date under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term A Loans hereunder pursuant to the Master Assignment Agreement, shall thereupon constitute Term A Loans subject to the terms of this Agreement (each such Lender’s Term A Percentage thereof, if any, together with any Loans made by such Lender in connection with the Borrower’s exercise of a Term A Loan Commitment increase pursuant to the terms of Section 2.8, if any, being its ‘Term A Loans’). No amounts paid or prepaid with respect to Term A Loans may be reborrowed.”

(d) Section 2.1.4 is deleted in its entirety and the following is replaced therefor:

“Section 2.1.4 Term B Loan Commitment. Upon the satisfaction of each of the conditions set forth in Section 5.1, all ‘Loans’ owing to the Lenders on the Closing Date under and as defined in the Original Credit Agreement and designated to be converted into or continued as Term B Loans hereunder pursuant to the Master Assignment Agreement, shall thereupon constitute Term B Loans subject to the terms of this Agreement (each such Lender’s Term B Percentage thereof, if any, together with any Loans made by such Lender in connection with the Borrower’s exercise of a Term B Loan Commitment increase pursuant to the terms of Section 2.8, if any, being its ‘Term B Loans’). No amounts paid or prepaid with respect to Term B Loans may be reborrowed.”

(e) Section 2 is amended to insert the following new Section 2.8 immediately following Section 2.7:

“SECTION 2.8. Increase in Commitments.

(a) Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Affected Lenders (as defined below)), the Borrower may from time to time, request an increase in one or more of the Term A Loan Commitment, Term B Loan Commitment or Revolving Commitment by an aggregate amount (for all such requests) not exceeding $50,000,000. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify (i) whether the requested Commitment increase shall be made to one or more of the Term A Commitment, the Term B Commitment or the Revolving Loan Commitment (each such increased Commitment shall be referred to herein as the “Affected Tranche”) and (ii) the time period within which each Lender with a Commitment in an Affected Tranche (each, an “Affected Lender”) is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Affected Lenders). Each Affected Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment in the Affected Tranche, and, if so, whether by an amount equal to, greater than, or less than its Term A Percentage, Term B Percentage or RL Percentage, as applicable, of such requested increase. Any Affected Lender not responding within such time period shall be deemed to have declined to increase its Commitment in the Affected Tranche. The Administrative Agent shall notify the Borrower and each Affected Lender of the Affected Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase, the Borrower may also invite additional assignees to become Lenders pursuant to the provisions of Section 10.11.1 and by executing a joinder agreement in form and substance satisfactory to the Administrative Agent and its counsel.

(b) If one or more of the Commitments are increased in accordance with this Section, the Administrative Agent and the Borrower shall determine the effective date (the “Increase Effective Date”) and the final allocation of all such increases among Affected Tranches, if applicable, and within each Affected Tranche and among each Affected Lender. The Administrative Agent shall promptly notify the Borrower and the Affected Lenders of the final allocation of such increases and the Increase Effective Date. As a condition precedent to such increases, the Borrower shall deliver to the Administrative Agent a certificate dated as of the Increase Effective Date (in sufficient copies for each Affected Lender) signed by an Authorized Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.8, the representations and warranties contained in subsection (a) of Section 6.5 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.1.1, and (B) no Default exists. Effective as of the Increase Effective Date, each Affected Lender having a Commitment which is increased as of such date pursuant to this section (including any new Lenders joining this Agreement as of such date) shall purchase from each Affected Lender having a Commitment which is decreased as of such date pursuant to this section, and each such latter Affected Lender shall sell and assign to such purchasing Affected Lenders, in each case at par and without recourse (other than as otherwise provided herein) such portions of the outstanding Loans (or participations in Letters of Credit, if applicable) with respect to each Affected Tranche to the extent necessary to result in the outstanding Loans (and participations in Letters of Credit, if applicable) of each Affected Tranche being ratable with each Lender’s revised Term A Percentages, Term B Percentages or RL Percentages, as applicable, arising from any nonratable increase in such Affected Tranche or any non-ratable allocation to an Affected Lender. Such purchases, sales and assignments shall be funded in cash by each purchasing Affected Lender to the Administrative Agent, for the benefit of each selling and assigning Affected Lender, on the Increase Effective Date. On the Increase Effective Date, the Borrower shall compensate each Affected Lender, in immediate available funds for any losses, expenses and liabilities incurred by such Lender in connection with the sales, assignments and purchases contemplated by this section with respect to any LIBO Rate Loan subject to such transactions, including, without limitation, (i) in the case of each purchasing Affected Lender having purchased one or more LIBO Rate Loans (or portions thereof) hereunder bearing interest at rates which are less than the prevailing rate of interest on LIBO Rate Loans as of the Increase Effective Date and (ii) in the case of each selling Affected Lender having sold or assigned one or more LIBO Rate Loans (or portions thereof) hereunder bearing interest at rates which are higher than the prevailing rate of interest on LIBO Rate Loans as of the Increase Effective Date.”

(f) Section 3.1.1 is amended to delete from clause (c) of such section the amortization matrix contained therein in its entirety and to replace such amortization matrix with the following:

Period	Amount of Required Principal Repayment
01/01/03 through (and including) 06/30/07	4.44% of the Term A Loan Commitment Amount
Stated Maturity Date for Term A Loans	The then outstanding principal amount of all Term A Loans

(g) Section 3.1.1 is further amended to delete from clause (d) of such section the amortization matrix contained therein in its entirety and to replace such amortization matrix with the following:

Period	Amount of Required Principal Repayment
01/01/03 through (and including) 06/30/08	0.40% of the Term B Loan Commitment Amount
Stated Maturity Date for Term B Loans	The then outstanding principal amount of all Term B Loans

(h) Section 7.2.4 is hereby deleted in its entirety and the following is replaced therefor:

“7.2.4 Financial Condition and Operations. The Borrower will not permit any of the events set forth below to occur.

(a) The Borrower will not permit the Leverage Ratio, as of the last day of each Fiscal Quarter to be greater than 3.00:1.00.

(b) The Borrower will not permit the Fixed Charge Coverage Ratio as of the last day of any Fiscal Quarter to be less than 1.10:1.00.

(c) The Borrower will not permit Net Worth, at any time after the Effective Date, to be less than the sum of (i) $310,000,000 plus, (ii) 50% of the sum of Net Income for each Fiscal Quarter ending during the period January 1, 2003 through the last day of the then most recently ended Fiscal Quarter after the Effective Date with respect to which the Borrower shall have delivered, or is obligated to then deliver, quarterly financial statements and a Compliance Certificate pursuant to Section 7.1.1, excluding from such sum, however, any such Fiscal Quarter’s Net Income which is negative, plus, (iii) 50% of the aggregate amount of Net Equity Proceeds received by the Borrower after the Effective Date, minus (iv) the aggregate consideration paid by the Borrower after the Amendment No. 2 Effective Date for the repurchase, redemption or retirement of its Capital Stock pursuant to Section 7.2.6(a) or Section 7.2.6(c), but only to the extent such aggregate amount is less than or equal to $50,000,000.

(d) Notwithstanding anything contrary in this Agreement, commencing with the Fiscal Quarter ending December 31, 2002, each of the covenants set forth in this Section 7.2.4 shall be tested based upon the terms of this Section as amended by Amendment No. 2.”

(i) Clause (k) of Section 7.2.5 is deleted in its entirety and the following is replaced therefor:

“(k) (i) other Investments made by the Borrower and its Restricted Subsidiaries on or after January 1, 2003, less Investment Returns received on or after January 1, 2003, in an amount not to exceed an amount equal to 15.0% of Net Worth as of the date of such Investment minus the aggregate amount of

Investments made pursuant to clause (j) of this definition on or after January 1, 2003 and (ii) other Investments made from the Closing Date through and including December 31, 2002 by the Borrower and its Restricted Subsidiaries, less Investment Returns received from the Closing Date through and including December 31, 2002, in an amount not to exceed an amount equal to 12.5% of Net Worth as of the date of such Investment minus the aggregate amount of Investments made pursuant to clause (j) of this definition from the Closing Date through and including December 31, 2002.”

(j) Clause (b) of Section 10.1 is hereby deleted in its entirety and the following is replaced therefor:

“(b) increase the aggregate amount of any Credit Extensions required to be made by a Lender pursuant to its Commitments, extend any final Commitment Termination Date with respect to a Lender’s Commitment, or reduce any fees described in Article III payable to any Lender, in any such case without the consent of such Lender; provided, however, that, unless all of the Lenders consent to the contrary, the aggregate Commitments may not be increased by amendment hereto at a time when any Default has occurred and is continuing;”

(k) Section 10.11 is amended to delete Section 10.11.3 in its entirety and to replace the following therefor:

“SECTION 10.11.3 2003 Assignments.

(a) As of the Amendment No. 2 Effective Date and after giving effect to the reclassification described in Section 4 of Amendment No. 2, each of the Amendment No. 2 Selling Lenders hereby sells and assigns to the each of the Amendment No. 2 Purchasing Lenders, and each of the Amendment No. 2 Purchasing Lenders hereby purchases and assumes from each of the Amendment No. 2 Selling Lenders, certain of each Amendment No. 2 Selling Lender’s Commitments and interests in the Loans (collectively, the ‘Loan Interests’), and each of the Lenders hereby agrees to reallocate among them their respective Commitments, in each case such that after giving effect to such sales, assignments, purchases, assumptions and reallocations, each Lender shall have the resulting Loan Interests as are set forth on Schedule III beside its name. As consideration for such sales, assignments, purchases, assumptions and reallocations, on the Amendment No. 2 Effective Date, each Amendment No. 2 Purchasing Lender shall pay to the Administrative Agent, by wire transfer of immediately available funds, each positive amount (if any) set forth beside its name on Schedule III under the headings “Change in Outstandings”, and, upon receipt of such amounts, the Administrative Agent shall pay to each Amendment No.2 Selling Lender each negative amount (if any), set forth beside its name on Schedule III under the headings “Change in Outstandings”. The sales, assignments, purchases, assumptions and reallocations to be effected pursuant to this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Section 10.11.3) by, any of the Lenders.

(b) Each of the Amendment No. 2 Selling Lenders (i) represents and warrants that it is the legal and beneficial owner of the Loan Interests, if any, being sold and assigned by it hereunder and that such Loan Interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by the Borrower in or in connection with the Credit Agreement or Amendment No. 2; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or its Affiliates or the performance or observance by the Borrower or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

(c) Each of the Amendment No. 2 Selling Lenders will deliver to the Administrative Agent any existing Term A Note, Term B Note or Revolving Note evidencing any portion of such Amendment No. 2 Selling Lender’s interests in the Term A Loan, Term B Loan or the Revolving Loan, as applicable, owed by the Borrower to such Amendment No. 2 Selling Lender prior to giving effect to the sales and assignments being effected hereby (the ‘2003 Old Notes’). Upon receipt by the Administrative Agent from any Amendment No. 2 Selling Lender of its 2003 Old Notes, and receipt from the Borrower of the substituted and amended notes payable to the Lenders and to be delivered by the Borrower pursuant to Amendment No. 2 (the ‘2003 New Notes’), the Administrative Agent will return the 2003 Old Notes to the Borrower marked ‘substituted and amended’ and deliver the 2003 New Notes to each applicable Lender, except that new Term B Notes shall only be deliverable to a Lender with a Term B Commitment upon the request of such Lender.

(d) The effective date of the sales, assignments, purchases, assumptions and reallocations to be effected by this Section 10.11.3 shall be the date on which all of the conditions to effectiveness of the Amendment No. 2 shall have been satisfied.

(e) As of the Amendment No. 2 Effective Date, (i) the Amendment No. 2 Purchasing Lenders shall be a party to the Credit Agreement, as amended pursuant to Amendment No. 2, and, to the extent provided in this Section 10.11.3, shall have the rights and obligations of a ‘Lender’ thereunder, and (ii) each of the Amendment No. 2 Selling Lenders shall, to the extent provided in this Section 10.11.3, relinquish its respective rights and be released from its obligations under the Credit Agreement, as amended by Amendment No. 2.

(f) From and after the Amendment No. 2 Effective Date, the Administrative Agent shall make all payments under the Credit Agreement in respect of the Loan Interests assigned hereby (including all payments of principal, interest and fees with respect thereto) to the Lenders.

(g) All interest and fees under the Credit Agreement which are accrued and unpaid through the Amendment No. 2 Effective Date with respect to the Term A Interests assigned and Commitments reallocated hereby shall be for the account of the Amendment No. 2 Selling Lenders and, upon the Administrative Agent’s receipt from the Borrower of payment of such interest and fees, the Administrative Agent shall allocate such payments among the Amendment No. 2 Selling Lenders and the Amendment No. 2 Purchasing Lenders accordingly.

(h) The Company hereby agrees to compensate each Lender, in immediate available funds on the Amendment No. 2 Effective Date, for all losses, expenses and liabilities incurred by each Lender in connection with the sales, assignments and purchases contemplated by this Section 10.11.3 with respect to any LIBO Rate Loan subject to such transactions, including, without limitation, (i) in the case of each Amendment No. 2 Purchasing Lender having purchased one or more LIBO Rate Loans (or portions thereof) hereunder bearing interest at rates which are less than the prevailing rate of interest on LIBO Rate Loans as of the Amendment No. 2 Effective Date and (ii) in the case of each Amendment No. 2 Selling Lender having sold or assigned one or more LIBO Rate Loans (or portions thereof) hereunder bearing interest at rates which are higher than the prevailing rate of interest on LIBO Rate Loans as of the Amendment No. 2 Effective Date.”

(l) The Credit Agreement is amended to replace the existing Schedule III attached thereto with the Schedule III attached hereto as Exhibit A [omitted].

(m) The Credit Agreement is further amended to delete in its entirety Schedule IV thereto.

2. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following:

(a) an originally-executed counterpart of this Agreement executed and delivered by duly authorized officers of the Borrower, the Subsidiary Guarantors and each Lender;

(b) restated and amended Term A Notes, Term B Notes and Revolving Notes in form and substance acceptable to the Administrative Agent made payable to any Lender whose Term A Loan Commitment, Term B Loan Commitment or Revolving Loan Commitment, as the case may be, has been amended as proposed by this Agreement, except that Term B Notes shall only be delivered to a Lender with a Term B Loan Commitment upon the request of such Lender;

(c) certificates of the secretary or assistant secretary of the Borrower certifying (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution and delivery of this Agreement and the performance hereof and of the Credit Agreement as to be amended hereby, (ii) the incumbency of the officers of the Borrower and (iii) the currency and authenticity of the Organic Documents of the Borrower;

(d) a good standing certificate for the Borrower from the State of Delaware, as of a date no earlier than 30 days prior to the date each of the other conditions of this paragraph shall have been satisfied;

(e) a certificate signed by an officer, dated as of the date each of the other conditions set forth in this paragraph shall have been satisfied, stating that, after giving effect to the amendments contemplated by this Agreement: (i) the representations and warranties contained in Article VI of the Credit Agreement (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are true and correct in all material respects as of date and (ii) no Default or Event of Default exists or would result therefrom;

(f) a legal opinion from Johnson & Colmar, special counsel to the Obligors, addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent; and

(g) payment in full, in immediately available funds, of (i) the fee payable to each Lender who executes this Agreement in the amount of .05% of the sum of such Lender’s Revolving Commitment plus such Lender’s share of the outstanding Term Loans, in each case after giving effect to Section 10.11.3, and (ii) the arrangement fee payable to the Administrative Agent as set forth in a separate agreement between the Administrative Agent and the Borrower.

3. Mortgage Amendments. The Borrower hereby agrees to execute and deliver, and to cooperate with the Administrative Agent in obtaining, as soon as practicable after the Amendment No. 2 Effective Date, amendments or modifications to each Mortgage in existence on the Amendment No. 2 Effective Date and date down endorsements on the mortgagee’s title insurance policies previously delivered under the Credit Agreement, in each case in form and substance acceptable to the Administrative Agent.

4. Reclassification of Revolving Loans as Term A Loans. On the Amendment No. 2 Effective Date, $51,000,000 of the Revolving Loans outstanding immediately prior to such date shall be deemed to be converted into and reclassified as Term A Loans under the Credit Agreement as amended by this Agreement.

5. Representations, Warranties and Covenants.

(a) The Borrower hereby represents and warrants that this Agreement and the Credit Agreement as amended by this Agreement constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms.

(b) The Borrower hereby represents and warrants that its execution, delivery and performance of this Agreement and the Credit Agreement as amended by this Agreement have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which the Borrower or any of the Borrower’s Affiliates is bound, including, without limitation, the Subordinated Debt Documents.

(c) The Borrower hereby represents and warrants that, after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Borrower’s execution and delivery hereof or thereof in all material respects as though made on and as of such date.

6. Reaffirmation, Ratification and Acknowledgment; Reservation. The Borrower and each Subsidiary Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.

7. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF  NEW YORK).

8. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses,

including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the related Loan Documents.

9. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

10. No Novation. The amendment of the Credit Agreement pursuant to this Agreement shall have the effect of a substitution of certain terms of the Credit Agreement as set forth herein, but will not have the effect of causing a novation, refinancing or other repayment of the “Obligations” under and as defined in the Credit Agreement (hereinafter, the “Original Obligations”) or a termination or extinguishment of the Liens securing such Original Obligations, which Original Obligations shall remain outstanding and repayable pursuant to the terms of this Agreement and which Liens shall remain attached, enforceable and perfected securing such Original Obligations and all additional Obligations arising under this Agreement.

*  *  *  *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

STERICYCLE, INC., as Borrower

By:	/S/ FRANK J.M. TEN BRINK
Name:	Frank J.M. ten Brink
Title:	Executive Vice President and Chief Finanial Officer

STERICYCLE OF ARKANSAS, INC.,
an Arkansas corporation

STERICYCLE OF WASHINGTON, INC.,
a Washington corporation

SWD ACQUISITION CORP.,
a Delaware corporation

ENVIRONMENTAL CONTROL CO.,
INC., a New York corporation

WASTE SYSTEMS, INC.,
a Delaware corporation

MED-TECH ENVIRONMENTAL, INC.,
a Delaware corporation

MED-TECH ENVIRONMENTAL (MA),
INC., a Delaware corporation

IONIZATION RESEARCH CO.,
INC., a California corporation

BROWNING-FERRIS INDUSTRIES OF CONNECTICUT, INC., a Delaware corporation

BFI MEDICAL WASTE, INC.,
a Delaware corporation

AMERICAN MEDICAL DISPOSAL, INC.,
an Oklahoma corporation

ENVIRONMENTAL HEALTH SYSTEMS, INC.,
a Nebraska corporation

STROUD PROPERTIES, INC.,
a Delaware corporation

By:	/S/ FRANK J.M. TEN BRINK
Name:	Frank J.M. ten Brink
Title:	Vice President, Secretary and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/S/ KRISTINE THENNES
Title:	Kristine Thennes Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/S/ JENNIFER L. GERDES
Title:	Jennifer L. Gerdes Vice President

161 FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By: ______________________________________
Title:

CREDIT LYONNAISE NEW YORK BRANCH

By: ______________________________________
Title:

CREDIT SUISSE FIRST BOSTON

By: ______________________________________
Title:

FLEET NATIONAL BANK

By: ______________________________________
Title:

UBS AG, STAMFORD BRANCH

By: ______________________________________
Title:

By: ______________________________________
Title:

LASALLE BANK NATIONAL ASSOCIATION

By: ______________________________________
Title:

HARRIS TRUST & SAVINGS BANK

By: ______________________________________
Title:

BANK ONE, NA, (f/k/a American National Bank and Trust Company of Chicago)

By: ______________________________________
Title:

COMERICA BANK

By: ______________________________________
Title:

THE NORTHERN TRUST COMPANY

By: ______________________________________
Title:

HELLER FINANCIAL, INC.

By: ______________________________________
Title:

KZH RIVERSIDE LLC

By: ______________________________________
Title:

KZH SOLEIL-2 LLC

By: ______________________________________
Title:

ANCHOR NATIONAL LIFE INSURANCE COMPANY

By: ______________________________________
Title:

CYPRESSTREE INVESTMENT PARTNERS, II, LTD.

By: ______________________________________
Title:

EATON VANCE CDO III, LTD.

By: ______________________________________
Title:

EATON VANCE CDO IV, LTD.

By: ______________________________________
Title:

EATON VANCE SENIOR INCOME TRUST

By: ______________________________________
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By: ______________________________________
Title:

COSTANTINUS EATON VANCE CDO V, LTD.

By: ______________________________________
Title:

OXFORD STRATEGIC INCOME FUND

By: ______________________________________
Title:

BIG SKY SENIOR LOAN FUND, LTD.

By: ______________________________________
Title:

ELC (CAYMAN) LTD 1999-II

By: ______________________________________

Title:

ELT LTD

By: ______________________________________
Title:

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

By: ______________________________________
Title:

GRAYSON & CO.

By: ______________________________________
Title:

GREAT POINT CLO 1999-I LTD

By: ______________________________________
Title:

SANKATY HIGH YIELD PARTNERS III, LP

By: ______________________________________
Title:

CASTLE HILLS-INGOTS, LTD.

By: ______________________________________
Title:

HARBOUR TOWN FUNDING LLC

By: ______________________________________
Title:

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.

By: ______________________________________
Title:

MONUMENT CAPITAL LTD

By: ______________________________________
Title:

NORSE CBO LTD

By: ______________________________________
Title:

OLYMPIC FUNDING TRUST, SERIES 1999-I

By: ______________________________________
Title:

PPM SPYGLASS FUNDING TRUST

By: ______________________________________
Title:

PPM SHADOW CREEK FUNDING LLC

By: ______________________________________
Title:

RACE POINT CLO, LTD

By: ______________________________________
Title:

SANKATY HIGH YIELD PARTNERS III, LP

By: ______________________________________
Title:

SEABOARD CLO 2000 LTD

By: ______________________________________
Title:

SEQUILS-CUMBERLAND I, LTD.

By: ______________________________________
Title:

BRYN MAWR CLO, LTD.

By: ______________________________________
Title:

VAN KAMPAN CLO I, LIMITED

By: ______________________________________
Title:

VAN KAMPAN CLO II, LIMITED

By: ______________________________________
Title:

ALLIED IRISH BANK

By: ______________________________________
Title:

SUNAMERICA INVESTMENTS

By: ______________________________________
Title:

NUVEEN SENIOR INCOME FUND

By: ______________________________________
Title: